Sears Hometown and Outlet Stores, Inc. Performance and Strategy Update May 18, 2018 1

2017 FINANCIAL RESULTS OVERVIEW 2

2017 Performance  Results Overview (Fiscal Year 2017 v. Fiscal Year 2016):  Net loss decreased $36.8 million to $95.1 million from $131.9 millionFISCAL YEAR ($Millions)  Comparable store sales decreased 8.4% 2017 2016 2015 2014 NET SALES  Gross margin rate improved 52 basis points$ 1,720 $ 2,070 $ 2,288 $ 2,356 Cost of sales and Adjustedoccupancy EBITDA increased $4.0 million to $14.5 1,371 million loss from 1,661a $18.5 million loss 1,769 1,803 Gross margin 349 409 519 553 Margin rate 20.3% 19.7% 22.7% 23.5% Selling and administrative 420 459 546 547 Selling and administrative expense % of sales 24.4% 22.2% 23.9% 23.2% Impairment of goodwill, property and equipment 3 9 4 168 Depreciation and amortization 13 13 11 9 Gain on the sale of assets - (25) - - Operating loss $ (87) $ (48) $ (42) $ (171) NET LOSS $ (95) $ (132) $ (27) $ (169) FISCAL YEAR ($Millions) 2017 2016 2015 2014 Net loss $ (95) $ (132) $ (27) $ (169) Income tax (benefit) expense 1 81 (15) (3) Other income (1) (1) (3) (3) Interest expense 8 4 3 4 Operating loss (87) (48) (42) (171) Depreciation and amortization 13 13 11 9 Gain on the sale of assets - (25) - - Impairment of goodwill, property and equipment 3 9 4 168 Severance and executive transition costs 0 - 1 - Provisions for loan losses, net of franchise revenues 7 (1) 25 (4) 3 IT transformation in estments 34 15 11

Earnings Review  2017 Performance Drivers:  Q1: Hyper-competitive pricing in the appliance category continued. We experienced unfavorable year-over-year spring weather conditions, which adversely impacted the lawn & garden category and created a significant sales and margin headwind.  Q2: Closed 81 underperforming stores that had significant negative EBITDA and required $24 million in inventory working capital. Business returned to positive adjusted EBITDA with year-over-year improvement of $3.6 million.  Q3: Achieved positive adjusted EBITDA in the third quarter for the first time since 2013, a $13.8 million year-over-year improvement. Launch of new Outlet pricing model had immediate positive impact on gross margin in the Outlet Segment.  Q4: Experienced merchandise availability issues in our Hometown Segment and the impact of reduced year-over-year television advertising of key brands. We believe these factors negatively impacted sales and margin. Declines in comparable store sales in the Outlet appliance business were driven by our decision not to repeat last year’s unproductive appliance promotions, resulting in meaningful YOY profit improvements. Early 2018 Performance: In the first quarter we have seen business results improve. We estimate that performance for the thirteen weeks ended May 5, 2018 will include improvement in year-over-year adjusted EBITDA for the period in a range of $10.5-$11.5 million. We further expect that our reported net loss for Q1 2018 will decline by an amount in the same range. 4

2017 Gross Margin Rate Performance • Hometown: Increase primarily driven by lower store closing costs and lower occupancy costs partially offset by lower margin on merchandise sales • Outlet: Increase primarily driven by a higher gross profit rate on merchandise sales resulting from new pricing strategy, renegotiated merchandise costs and lower shrink expenses. Increases were partially offset by flat occupancy costs on lower sales, and higher store closing costs Hometown Outlet Consolidated oss Margin Rate: 2017 20.9% 18.9% 20.3% 2016 20.4% 18.2% 19.7% YOY Change (bps) 49 65 52 pact of Non-Core Items* (bps): 2017 * Non-core items include occupancy costs, store(203) closing costs, and shrink (1131) (496) 2016 (285) (957) (490) 5

SHO STRATEGY 6

SHO Strategy  SHO’s strategy is based on our fundamental belief that SHO has two key competitive advantages that can serve to enable the transformation of our business model SHO operates a large store base in rural America, with the advantages of local ownership, a national brand, large merchandise assortments, competitive prices and the ability to assemble, deliver and install what we sell SHO is the largest retailer of Outlet As-Is appliances in the industry by a wide margin, with a network of product repair and re-distribution capabilities that are difficult/costly to replicate  The key headwinds facing SHO are well understood by management and provide guidance to the strategic initiatives we are pursuing 7

SHO Strategy Headwinds  Hyper-competitive pricing in the appliance industry continues to erode the gross profit of this key business category for our Hometown Segment (68% of Total Sales)  This competitive pricing for New-In-Box appliances has impacted the customer value proposition for the Outlet Segment’s As-Is appliances, pressuring margins. However, through a combination of improved product costs and a new pricing strategy, the business has begun achieving significant profit improvement starting in Q3 2017 Internal gross margin means gross margin excluding occupancy costs, buying costs, and specified distribution-center costs 8

SHO Strategy Headwinds  Our inability to operate transactional websites for the Hometown Segment until the end of Q3 2016 eroded our customer base, as we could not offer shoppers choosing to research or transact online their preferred shopping channel. The limited e-Commerce rights we obtained from Sears Holdings Corporation (SHC) are helpful, but we have to grow this channel quickly to reach competitive par  Our reliance on SHC for inventory and systems represents risk if SHC is unwilling or unable to provide these services. While we have taken significant steps to reduce these dependencies, our systems are not yet fully independent and we do not expect them to be until Q3/Q4 2018 9

SHO Strategy Our strategy is designed to address the headwinds impacting our current business and develop new customer channels to grow the business Improve Core Win Develop New Reduce Reliance on Business Margin Online Customer Growth SHC Channels  Store Portfolio  SearsHometown.com  Lease-to-Own  Hometown Brand Optimization  SearsOutlet.com  Buddy’s Home Marketing Campaign  America’s Appliance Furnishings Store  Direct Sourcing Experts Development Supply Agreements  Core Store  Commercial Sales  IT Systems Expansion Transformation  Outlet As-Is Appliance Sourcing Improvement  Outlet Pricing Strategy Best-in-Class Customer Service 10

Improve Core Business Margin STORE PORTFOLIO OPTIMIZATION 11

Store Portfolio Optimization  As of year-end 2017, SHO and its independent dealers and franchisees operated a total of 900 stores across all 50 states, Puerto Rico, and Bermuda. 2017 Year End Store Count Hometown Outlet 33 29 11 132 121 768 706  During the past year we opened seven new Hometown Dealer stores  We will continue to open new Hometown Dealer stores as part of our go- forward strategy  New Dealer stores are productive and, on average, produce positive EBITDA in the first year of operations  We will continue to focus our openings in closed Sears full-line store markets where SHC chooses not to maintain a store presence 12

Store Portfolio Optimization  For the 2017 fiscal year we closed 127 store locations  110 Hometown  17 Outlet  In the 2nd quarter, we elected to accelerate the closing of 81 stores producing insufficient financial returns (millions) Store Closures Q2 Full Year Count 81 127 Sales $91.1 $159.6 EBITDA - $6.0 - $8.2 Inventory at Cost $24.0 $42.9  The closings resulted in one-time charges of $11.6M in Q2 and $14.4M total for fiscal 2017 13

Store Portfolio Optimization  For fiscal 2018, we have initial plans to open 10-15 new Dealer Hometown stores  We will continue to proactively evaluate our store portfolio and close locations that generate unsatisfactory economic returns Number of Unproductive Stores by Contract / Lease Expiration Year on Potential Close List 80 70 60 50 40 30 20 10 0 2018 2019 2020 2021 2022 2023 14

Improve Core Business Margin AMERICA’S APPLIANCE EXPERTS 15

America’s Appliance Experts  The rollout of our America’s Appliance Experts (AAE) store model is largely complete, with over 700 Hometown stores remodeled 2018 Piloted first store in 2015 2016 2017 28 stores December 2014 180 stores 290 stores 202 stores planned  Since program inception, AAE stores have better customer satisfaction scores, better home appliance and total store sales, and higher adjusted margin rates than non-AAE locations  We will complete this initiative in 2018 with a final wave of 28 AAE conversions in Q2 2018  Next Steps Apply learnings from AAE to the “other-half” of the store through our new Core Store model 16

Improve Core Business Margin CORE STORE DEVELOPMENT 17

Core Store Development The Core Store answers how we replicate the success of America’s Appliance Experts in the “other half” of the store Store Design • Retain strength in Appliances with AAE • Expand Tool and Lawn & Garden assortments in Product Marketing key categories with Craftsman and other National Selection Core Brands Store • Expand key high margin accessories and parts to increase sales, margin and owner commissions Goals • Increase share of wallet with existing customers • Exit less productive categories to create expansion space: Mattresses, Fitness and Patio Selling Training Resources Additional Stores First Pilot Store 2 Dealer Owned Converted Converted Stores Converted Based on Results Q1 - 2017 Q4 -2017 TBD Second Pilot 25 Dealer Owned Store Converted Stores Q2 - 2017 Converting Q2 - 2018 18

Core Store Development  The two initial pilot stores generated meaningful sales growth in the Home Appliances, Tools and Lawn & Garden categories in fiscal 2017 2017 Pilot Store Comp Sales Performance 20% 18% 18% 16% 14% 12% 10% 9% 8% 6% 6% 6% 4% 2% 0% Home Appliances Lawn & Garden Tools Store Total  Both pilot locations benefited from expanded Tool and Lawn & Garden assortments  Home Appliances is benefiting from increased store traffic  Overall internal gross margin is up in both pilot locations, driven primarily through improved product mix and increased volume in our major product lines 19

Core Store Development 20

Core Store Development 21

Improve Core Business Margin OUTLET AS-IS APPLIANCE SOURCING 22

Outlet As-Is Appliance Sourcing 2017 Opportunity  In order to address the aggressive competitor pricing of New-In-Box appliances, pricing of As-Is appliances required deeper discounts to maintain the customer value proposition versus New-In-Box appliances  While national promotional pricing for New-In-Box appliances is supported by subsidy from vendors, the As-Is market had not previously been eligible for subsidy  In order for Outlet to maintain the value proposition and improve margins for As-Is appliances, changes to our supply agreements were required 2017 Actions  Re-negotiated appliance supply agreements to include subsidy (a first for the As-Is market) and decreased product costs  Secured specific annual commitments for As-Is appliance units from each vendor to ensure a consistent flow of inventory  Vendors who were not able to support this request did not have their 2017 supply agreements renewed, as lower pricing was an essential first step in improving gross margin  These changes generated over 80bps of improvement in appliance mark-up and over $3M in gross margin benefit in Q3/Q4 versus LY 23

Outlet As-Is Appliance Sourcing 2018 Plans  Further reduce initial costs for As-Is appliances to improve margins in conjunction with the updated Outlet Appliance Pricing strategy  Reach multi-year sourcing agreements with key vendors to ensure consistent flow of product to offset any potential future declines in As-Is appliances sourced from SHC  Reduce damages of As-Is appliances (non-saleables) during transportation, increasing vendor accountability for damage expense and fees for excessive non-saleable receipts 2018 Supply Agreement Summary  All new agreements were completed in Q1, including reduced product pricing, committed unit flow per vendor, lower non-saleable thresholds, vendor charges for non-saleables over threshold, and SHO directed As- Is appliance flow  These sourcing changes are projected to provide an increase to the appliance mark-up of nearly 200bps and a gross margin benefit of over $14M in 2018 24

Improve Core Business Margin OUTLET APPLIANCE PRICING STRATEGY 25

Outlet Appliance Pricing Strategy Legacy Outlet Pricing Model  Aggressive pricing of New-in-Box appliances, driven by competitors and supported by manufacturers, impacted the customer value proposition for As-Is appliances  Legacy pricing model utilized progressive markdowns every 30 days, producing inconsistent pricing and did not achieve the optimal price / value relationship for As-Is versus New-In-Box appliances  Changes to the Outlet legacy pricing model were required to adjust Outlet As-Is appliance pricing to be competitive every day with New-In- Box appliances Outlet Segment – Appliances 2017 2017 2014 2015 2016 1st Half 2nd Half Total Appliance Internal Gross Margin Rate 28.8% 31.7% 27.7% 29.2% 34.9% After Pricing Before Change Pricing Change 26

Outlet Appliance Pricing Strategy  The new pricing strategy identifies the optimal price/value relationship between each out of carton As-Is appliance as compared to the lowest priced New-In-Box item in the marketplace. Pricing is monitored via online price scraping to account for vendor sponsored national promotions, adjusting the As-Is appliance pricing accordingly  The new pricing strategy generated a decline in our markdown rates of over 900bps in Q3/Q4 of 2017  While this change to our pricing strategy negatively impacted appliance comp sales for the second half of 2017, the improvement in margin rates resulted in significant net improvements in profitability 2018 Plan  We anticipate that our total 2018 Outlet gross margin will increase by approximately 450-500bps YOY, an estimated $20M YOY improvement, driven by a combination of better product costs from our sourcing initiative and a decrease in promotional markdown rates from the new pricing strategy 27

Win Online SEARSHOMETOWN.COM 28

SearsHometown.com  Reached an agreement with SHC in May 2016 to secure eCommerce rights for our Hometown segment  Developed and launched three new transactional websites at the end of Q3 2016  Online sales are steadily growing both in dollars and as a percent of sales Hometown.com Sales Hometown.com Hometown.com Sales $ % of Hometown Sales % of Hometown Sales H.com $ Sales Linear (% of Hometown Sales) Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 29

SearsHometown.com  2017 Actions  Launched free local delivery for appliance sales over $399 for orders fulfilled by our local owners and free shipping for orders over $49  Expanded UPS eligible assortment by over 4,000 items by enabling ship from store capabilities from select stores and displaying their in-stock assortment across all Hometown web properties  Developed option to apply and use Sears Card in real-time at checkout  Launched Lease to Own capabilities online, including lease price displayed on product pages and leasing checkout button added to cart for easier checkout  Completed two third-party User-Experience audits to continue to enhance site usability, implementing 42 recommendations and increasing site rating by 25%  Expanded delivery trade areas through amended agreement with SHC that removed delivery zip code restrictions. Since December 2017, 19% of delivery orders are to previously non-approved zip codes  2018 Plans  Recently expanded free delivery area to cover additional zip codes  Seeking to reach an agreement with SHC to expand digital marketing rights to a larger trade area around each of our stores  As part of our IT systems migration we will be transitioning our checkout to the NetSuite platform, improving our customers’ online experience 30

Win Online SEARSOUTLET.COM 31

SearsOutlet.com  SearsOutlet.com is a one-of-a-kind website with a unique customer value proposition  SearsOutlet.com sells single-quantity items, each with a unique product condition  Over 70,000 individual home appliances are listed at any given time 1  SearsOutlet.com fulfills the majority of transactions from retail sales floors  On-line sales declined in 2017 due to our decision to change the Outlet pricing strategy, significantly improving margin and EBITDA  We expect SearsOutlet.com sales to resume growth, based on actions we have taken to improve website functionality and customer experience, once we lap the pricing changes in July 2018 32

SearsOutlet.com  2017 Actions  Conducted a third party user experience audit and implemented over 50 enhancements to the website, leading to a 25% increase in the site rating  Upgraded our unique item photography with enhanced technology delivering higher quality photos for each item as well as clear representation of any existing cosmetic damage  Improved our online fulfillment rates by 340bps vs. LY and replaced our National Delivery provider, improving the customer delivery experience  Transitioned our online leasing service provider, achieving 510bps improvement in leasing share of overall SearsOutlet.com sales  Sears Outlet stores were activated as a pick-up point for orders on Sears.com per our amended agreements with SHC, generating almost $6.0M in new sales from this channel  2018 Plans  As part of the IT systems migration project, SearsOutlet.com top of funnel pages will be migrated to AWS, adopting the latest trend in open source technology. Early indicators suggest meaningful improvements to site speed and page load times  Display and sell on SearsOutlet.com all products directly sourced by SHO and stored in our warehouses, increasing synergies between our formats and expanding our online assortment  Display all clearance items residing in our Hometown Stores on SearsOutlet.com, expanding our online assortment 33

Develop New Customer Growth Channels LEASE-TO-OWN 34

Lease-to-Own  U.S. lease-to-own (LTO) industry is an $11B market and is expected to continue strong growth for the foreseeable future  Aaron’s and Rent-A-Center combined have over 50% market share  Appliance segment of LTO industry is approximately $3B  SHO will continue to capitalize on the opportunity to take meaningful industry share through our unique customer value proposition  The agreement with our leasing provider includes volume-based incentives on all leasing sales, which have become an important contributor to our gross margin improvement  SHO’s LTO sales grew 87.5% in 2017, generating almost $100M in sales and more than doubled leasing’s share of total sales to 6.13% Q1 2018 Comp Leasing Sales +38.9% and Comp Leasing Share +294 bps YOY Sources: Daedal Research – The US Rent-To-Own Market: Size, Trends & Forecasts (July 2017); Aaron’s and Rent-A-Center 2016 Annual Reports 35

Lease-to-Own  Lease-to-Own (LTO) is a compelling growth channel for SHO, as these sales are more profitable and we view them as largely incremental to our current customer base  Key statistics: . Over 90% customer approval rate . Younger average customer age compared to SHO’s historical customer base . Higher average ticket . Higher Protection Agreement penetration . No third party credit fees . 19% of leasing customers have repeat lease transactions within 12 months . 12% of LTO customers refer family and friends that execute a leasing transaction . Meaningful revenue share from third party leasing provider  2018 forecasted gross margin from revenue sharing: $4.5M to $5.0M  2018 Plans  Grow online leasing transactions – 8.3% of SHO’s online sales in Q1 2018  Increase email and digital campaigns to drive new leasing customer acquisition  Launch of Referral Rewards program to incent current customers to refer family and friends  Launch of Loyalty program to build customer retention and incent repeat transactions  This rapidly growing business has the potential to achieve $200M in net leasing sales by the end of fiscal 2019 Sources: Tempoe monthly metrics reporting; SHO Leasing Customer Survey (2016) 36

Develop New Customer Growth Channels BUDDY’S HOME FURNISHINGS STORE DEVELOPMENT 37

Buddy’s Home Furnishings  Company Overview  Buddy’s is the largest independent rent-to-own dealer in the country with 300 locations in 22 states and Guam 37 company-operated stores and 263 franchisee-owned stores  Primary product categories: furniture, consumer electronics, appliances, and computers  SHO / Buddy’s Pilot Initiative  Launch a proven franchise business model in the rapidly growing rent-to-own industry that develops a new customer base for SHO This is not a replacement for our current in-store lease-to-own business, but a new business opportunity  SHO owns the risk (inventory rented) and the reward of this high gross margin business – we pay a franchise royalty fee to Buddy’s  We opened three Buddy’s stores in January 2018 and two additional locations in April  We plan to have 15 to 20 Buddy’s locations by the end of fiscal 2018  We project these stores will provide meaningful positive cash flow in second year of operation 38

Buddy’s Home Furnishings Mt. Pleasant, TX Mt. Pleasant, TX Jacksonville, TX Jacksonville, TX 39

Buddy’s Home Furnishings Big Spring, TX Big Spring, TX Durant, OK Durant, OK 40

Develop New Customer Growth Channels COMMERCIAL SALES PROGRAM 41

Commercial Sales Program  Commercial sales of home-related products to contractors and property managers is a multi-billion industry; SHO is actively working to rapidly gain share  SHO provides a unique value proposition within this industry:  Market strength in appliances and access to all of the top brands  Competitive pricing  Delivery and installation capability  Ability to service commercial customers in rural markets Local ownership with superior customer service Physical location in the communities  Commercial sales program grew by 23% in 2017, driven by increasing store program participation to 52% vs. 42% LY  Gross Margin, net of commissions paid, grew 52% YOY based on improved Commercial pricing disciplines 42

Commercial Sales Program 2018 Plans Continued focus on growing the participation rate and expertise of our Hometown Store owners Commercial sales growth added to owner incentive programs New customized Outside Sales training developed through a third-party expert Expansion outside of the rural Hometown Store markets into more high density suburban environments to grow our Commercial customer base Addition of outside regional sales representatives in select markets along each coast Strategic agreement with an experienced 3rd party commercial sales firm Expanded tradeshow participation, focusing on multi-family builders and property managers We believe this business has the potential to generate $75M- $100M in annual revenue by the end of fiscal 2019 43

Reduce Reliance on SHC HOMETOWN BRAND MARKETING CAMPAIGN 44

Hometown Brand Marketing Campaign  In Q1 2018 SHO launched a Sears Hometown Stores national branding campaign designed to increase differentiation of our brand  Sears Hometown Stores are owned by independent business people. People who make independent decisions when it comes to their customers and communities they serve. They are passionate about their business and share a common theme:  Through this campaign our owners are able to show why the Sears Hometown business model is different and the benefit it provides our customers  The campaign went live in March with a core component of national television commercials featuring real store owners  First ever television campaign for the Sears Hometown brand  Target Audience Approach: Adults 25-54 that are Home Owners  Strategically utilized high reach Cable networks to build continuity, frequency and ongoing brand awareness  Served over 123M impressions nationwide 45

Hometown Brand Marketing Campaign  TV Commercial Example https://youtu.be/37w_oERbAKc 46

Hometown Brand Marketing Campaign  Supported the television campaign with a geo-targeted digital video buy to deliver our commercials on connected devices and cable network apps with over 14M targeted impressions in our local markets  The campaign has also been brought to life locally with significant owner participation  Local versions of the television commercial airing in owner markets  Radio advertising promoting the campaign message  Newspaper ads and local press releases  Customized billboards  Executed the campaign through all existing Hometown media assets and digital marketing channels, delivering over 200M impressions  Website banners customized for each owner  Social Media advertising  Display network  Online video  Print advertising  Upon completion of the campaign in Q2 2018 we will analyze the results and develop a follow-up campaign for the Holiday season 47

Hometown Brand Marketing Campaign Billboard with customized owner photo and information ROP ad – customized to tell the Facebook Post boosted by local owners ‘story’ participating owners Website Takeover with customized homepage banner and landing page Circular creative reflecting Digital Video– promote core message national spots on YouTube and Facebook. CONFIDENTIAL 48

Reduce Reliance on SHC DIRECT SOURCING SUPPLY AGREEMENTS 49

Direct Sourcing Supply Agreements  In Q2 2017 we established the IT systems capabilities to begin direct sourcing of merchandise and other supplies directly from suppliers. Previously all purchasing was conducted through SHC using their systems and supply agreements  SHO began establishing direct sourcing supply agreements with key strategic vendors to mitigate risk of interruption in our merchandise supply  Whirlpool and Husqvarna were prioritized given their strategic importance to SHO and product is now being supplied directly from these vendors  Additionally, we have completed supply agreements with GE/Haier, LG, Samsung and Stanley Black & Decker  We anticipate additional direct sourcing supply agreements will be complete in the first half of 2018 50

Reduce Reliance on SHC IT SYSTEMS TRANSFORMATION 51

IT Systems Transformation  Our ability to activate long-term strategic initiatives, achieve top-line sales growth and generate improved financial returns is heavily dependent upon our making the necessary investments in technology and implementing new systems capabilities, which will evolve the customer experience, improve efficiencies in our processes and eliminate many of our dependencies on SHC  Over the past few years we have identified our long-term technology partners, have completed the architectural design of our new systems and are largely complete with development efforts and testing of these new systems.  We are anticipating a full-scale pilot of these new systems in the 2nd Quarter of 2018 Customized IT Systems and Business Processes Improved Cloud based Efficiencies with asset light Suppliers and approach Service Providers Future Technology Platform 52

IT Systems Transformation  We have made considerable progress toward the implementation of our new Information Technology platforms  What has been accomplished so far?  System design and architecture (POS and ERP) complete  System build phase including customizations and integrations largely complete  System Integration Testing and End-To-End testing nearly complete  Human Resources and Payroll systems fully converted and complete  Hometown ecommerce sites launched and fully functional  Merchandise procurement and direct merchandise sourcing capabilities developed and now being utilized with supply agreements in place with several of our largest vendor partners  Inventory forecasting, allocation and replenishment systems have been activated and utilized for direct sourced merchandise  Portions of our finance and accounting systems have been transitioned from SHC to SHO and are now operational  Training for our Support Center end-users, 3rd party BPO service providers and pilot stores is underway and largely complete 53

IT Systems Transformation  Our independent IT infrastructure will provide numerous advantages for our business  We have reduced our reliance on existing SHC systems  We will reduce our total systems expense and improve efficiency  We will have greater strategic and operating flexibility Example: SHO was able to avoid permanent interruption in the supply of Whirlpool Appliances when SHC and Whirlpool ended their merchandising agreement  2018 Project Status – What’s Next:  2nd Quarter: Launch full-scale system pilot across a limited number of stores in all business formats  After Pilot: Complete full-scale system deployment across all stores and convert all financial systems of record to NetSuite  Timing of full scale deployment is conditional on learnings and issues experienced during the test-and-learn “pilot”  We do not anticipate further material investments in new systems or technologies beyond full NetSuite implementation in 2018 54

Cautionary Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "forward-looking statements"). Statements preceded or followed by, or that otherwise include, the words "believes," "expects," "anticipates," "intends," "project," "estimates," "plans," "forecast," "is likely to," "and similar expressions or future or conditional verbs such as "will," "may," "would," "should," and "could" are generally forward-looking in nature and not historical facts. The forward-looking statements are subject to significant risks and uncertainties that may cause our actual results, performance, and achievements in the future to be materially different from the future results, future performance, and future achievements expressed or implied by the forward-looking statements. The forward-looking statements include, without limitation, information concerning our future financial performance, business strategies, plans, goals, beliefs, expectations, and objectives. The forward-looking statements are based upon the current beliefs and expectations of our management. The following factors, among others, (1) could cause our actual results, performance, and achievements to differ materially from those expressed in the forward-looking statements, and one or more of the differences could have a material adverse effect on our ability to operate our business and (2) could have a material adverse effect on our results of operations, financial condition, liquidity, and cash flows: if Sears Holdings Corporation seeks the protection of the U.S. bankruptcy laws (including the effects of the imposition of the "automatic stay" and the effects if Sears Holdings Corporation were to seek to reject one or more of the agreements between the Company and Sears Holdings Corporation); our ability to offer merchandise and services that our customers want, including those branded with the KENMORE®, CRAFTSMAN®, and DIEHARD® marks (which marks are owned by, or licensed to, subsidiaries of Sears Holdings Corporation, together the "KCD Marks"); our Amended and Restated Merchandising Agreement with Sears Holdings Corporation provides that (1) if a third party that is not an affiliate of Sears Holdings Corporation acquires the rights to one or more (but less than all) of the KCD Marks Sears Holdings Corporation may terminate our rights to buy merchandise branded with any of the acquired KCD Marks and (2) if a third party that is not an affiliate of Sears Holdings Corporation acquires the rights to all of the KCD Marks Sears Holdings Corporation may terminate the Amended and Restated Merchandising Agreement in its entirety, over which events we have no control; (continued on next slide) 55

Cautionary Statement the sale by Sears Holdings Corporation and its subsidiaries to other retailers that compete with us of major home appliances and other products branded with one of the KCD Marks; on May 26, 2016 Sears Holdings Corporation announced that it would explore alternatives for its Kenmore, Craftsman, and Diehard businesses and further expand the presence of these brands and on August 25, 2016 Sears Holdings Corporation announced that it was continuing to explore alternatives for these businesses by evaluating potential partnerships or other transactions; on March 9, 2017 Sears Holdings Corporation announced that it had completed its sale to Stanley Black & Decker, Inc. of Sears Holdings Corporation's Craftsman business (the "Stanley Purchase"), including the Craftsman brand name and related intellectual property rights (Sears Holdings Corporation has waived its right in the Amended and Restated Merchandising Agreement to terminate, as a result of the Stanley Purchase, the Company's rights to buy from Sears Holdings Corporation merchandise branded with the Craftsman brand); on July 20, 2017 Sears Holdings Corporation announced the launch of Kenmore products on Amazon.com and that Sears Holdings Corporation planned to expand the full line of Kenmore home appliances available on Amazon.com; on August 22, 2017 Sears Holdings Corporation announced licensing agreements with third parties to manufacture and distribute Kenmore floor care products and Diehard batteries and flashlights; the willingness and ability of Sears Holdings Corporation to fulfill its contractual obligations to us; our ability to successfully manage our inventory levels and implement initiatives to improve inventory management and other capabilities; competitive conditions in the retail industry; worldwide economic conditions and business uncertainty, the availability of consumer and commercial credit, changes in consumer confidence, tastes, preferences and spending, and changes in vendor relationships; the fact that our past performance generally, as reflected on our historical financial statements, may not be indicative of our future performance as a result of, among other things, the impact of increased costs following our October 2012 separation from Sears Holdings Corporation (the “Separation”) and other losses of benefits associated with having been wholly owned by Sears Holdings Corporation and its subsidiaries prior to the Separation; (continued on next slide) 56

Cautionary Statement our continuing reliance on Sears Holdings Corporation for most products and services that are important to the successful operation of our business, and our potential need to rely on Sears Holdings Corporation for some products and services beyond the expiration, or earlier termination by Sears Holdings Corporation, of our agreements with Sears Holdings Corporation; the willingness of Sears Holdings Corporation' appliance, lawn and garden, tools, and other vendors to continue to supply to Sears Holdings Corporation on terms (including vendor- payment terms for Sears Holdings Corporation' merchandise purchases) that are acceptable to it (which vendor- payment terms, we believe, are becoming, and in the future could continue to become, increasingly uneconomic for Sears Holdings Corporation) and to us, merchandise that we would need to purchase from Sears Holdings Corporation to ensure continuity of merchandise supplies for our businesses; the willingness of Sears Holdings Corporation’ appliance, lawn and garden, tools, and other vendors to continue to pay to Sears Holdings Corporation merchandise-related subsidies and allowances and cash discounts (some of which Sears Holdings Corporation is obligated to pay to us, which amounts declined significantly during the fourth fiscal quarter of 2017); our ability to resolve, on commercially reasonable terms, future disputes with Sears Holdings Corporation regarding the material terms and conditions of our agreements with Sears Holdings Corporation; our ability to establish information, merchandising, logistics, and other systems separate from Sears Holdings Corporation that would be necessary to ensure continuity of merchandise supplies and services for our businesses if vendors were to reduce, or cease, their merchandise sales to Sears Holdings Corporation or provide logistics and other services to Sears Holdings Corporation or if Sears Holdings Corporation were to reduce, or cease, its merchandise sales to us or reduce providing, or cease to provide, logistics and other services to us; if Sears Holdings Corporation' sales of major appliances and lawn and garden merchandise to its retail customers decline Sears Holdings Corporation' sales to us of outlet-value merchandise could decline; our ability to maintain an effective and productive business relationship with Sears Holdings Corporation, particularly if future disputes were to arise with respect to our Terms and conditions of our agreements with Sears Holdings Corporation; (continued on next slide) 57

Cautionary Statement most of our agreements related to the Separation and our continuing relationship with Sears Holdings Corporation were negotiated while we were a subsidiary of Sears Holdings Corporation (except for amendments agreed to after the Separation), and we may have received different terms from unaffiliated third parties (including with respect to merchandise-vendor and service-provider indemnification and defense for negligence claims and claims arising out of failure to comply with contractual obligations); as we increase our merchandise purchases directly from our vendors, their willingness to continue to supply to us, on terms (including vendor-payment terms) that are acceptable to us, merchandise that we would need to ensure continuity of merchandise supplies for our businesses; the impact of increased costs, such as transportation costs, on our business due to a decline in our results of operations or financial condition, a decline in Sears Holdings Corporation' results of operations or financial condition, or general economic conditions; our reliance on Sears Holdings Corporation to provide computer systems to process transactions with our customers (including the point-of-sale system for the stores we operate and the stores that our independent dealers and independent franchisees operate, which point-of-sale system captures, among other things, credit-card information supplied by our customers) and others, quantify our results of operations, and manage our business ("SHO's SHC-Supplied Systems"); SHO's SHC-Supplied Systems could be subject to disruptions and data/security breaches (Sears Holdings Corporation announced on May 31, 2017 that its Kmart store payment-data systems had been infected with a malicious code and that the code had been removed and the event contained and on April 4, 2018 Sears Holdings Corporation announced that one of its vendors that provides online support services to Sears and Kmart had notified Sears Holdings Corporation that the vendor had experienced a security incident during 2017 that involved unauthorized access to credit card information with respect to less than 100,000 Sears Holdings Corporation's customers), and Sears Holdings Corporation could be unwilling or unable to indemnify and defend us against third-party claims and other losses resulting from such disruptions and data/security breaches, which could have one or more material adverse effects on SHO; our ability to implement the BPO in accordance with our plans, expectations, current timetable, and anticipated cost; (continued on next slide) 58

Cautionary Statement limitations and restrictions in our Senior ABL Facility, our Term Loan Agreement, and related agreements governing our indebtedness and our ability to service our indebtedness; competitors could continue to reduce their promotional pricing on new-in-box appliances, which could adversely impact our sales of out-of-box appliances and associated margin; our ability to generate profitable sales of merchandise and services on our transactional ecommerce websites in the amounts we have planned to generate; our ability to obtain additional financing on acceptable terms; our dependence on the ability and willingness of our independent dealers and independent franchisees to operate their stores profitably and in a manner consistent with our concepts and standards; our dependence on sources outside the U.S. for significant amounts of our merchandise inventories; fixed-asset impairment for long-lived assets; our ability to attract, motivate, and retain key executives and other employees; our ability to maintain effective internal controls as a publicly held company; litigation and regulatory trends challenging various aspects of the franchisor-franchisee relationship could expand to challenge or adversely affect our relationships with our independent dealers and independent franchisees; low trading volume of our common stock due to limited liquidity or a lack of analyst coverage; and the impact on our common stock and our overall performance as a result of our principal stockholder's ability to exert control over us. The foregoing factors should not be understood as exhaustive and should be read in conjunction with the other cautionary statements, including the "Risk Factors," that are included in our Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and in our other filings with the Securities and Exchange Commission and our other public announcements. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by our forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation. We undertake no obligation to publicly update or review any forward-looking statement made by us or on our behalf, whether as a result of new information, future developments, subsequent events or circumstances, or otherwise, except as required by law. 59

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